13. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

13.      SUBSEQUENT EVENTS

On January 23, 2013, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved the following bonuses for the Company’s executive officers in accordance with their respective employment agreements: Adam S. Grossman: $100,000, Brian Lenz: $77,250 and Dr. James Mond: $52,000. In addition, the Compensation Committee approved payment of a bonus of $25,000 to the non-executive Vice-Chairman of the Board, Dr. Jerrold B. Grossman, in accordance with the arrangement made in connection with the February 2012 private placement and merger.  The aforementioned bonuses are included in accrued expenses as of December 31, 2012.  The Compensation Committee furthermore approved three percent salary increases for its executive officers, effective February 4, 2013.

On February 28, 2013, the Company and Biotest extended the timeframe to finalize the terms of the  in-license agreement (See Note 9), which includes the in-license of certain rights to incomplete, in-process technology, the terms of which the Company expects to finalize by the end of the second quarter of 2013.  As such, the Company expects to account for the value of this license as a charge to operations once the terms of the in-license agreement are finalized.

On April 4, 2013, the Company effected a 1.27-for-1 stock split effected by means of a 0.27-for-1 stock dividend, relating to the shares of the Company's common stock, par value $0.0001 per share.  Accordingly, all share and per share amounts have been retroactively adjusted.